CSFB 05-5

Group 2

Pay rules

1.

Pay according to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay the 2P1 until retired

ii.

Pay the 2Z1 until retired

b.

Pay sequentially as follows:

i.

Pay pro-rata to the 2P3-2P15 until retired

ii.

Pay the 2P2 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay the 2P1 until retired

ii.

Pay the 2Z1 until retired

2.

Pay the 2C1 until retired

3.

Pay disregarding the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Pay the 2P1 until retired

ii.

Pay the 2Z1 until retired

b.

Pay sequentially as follows:

i.

Pay pro-rata to the 2P3-2P15 until retired

ii.

Pay the 2P2 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Pay the 2P1 until retired

ii.

Pay the 2Z1 until retired

Notes

Accrual rules:

Pay the 2Z1 accrual amount sequentially to 2P1 then to the 2Z1

Pxing Speed = 300PSA

Settlement = 5/31/05